UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 12, 2008

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Abernathy Road, Suite 1200
Atlanta Georgia 30328
(Address of Principal
Executive Offices)

(770) 829-3700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 12, 2007, in conjunction with filing its annual report on Form 10-K for the year ended September 30, 2007, quarterly report on Form 10-Q for the quarter ended June 30, 2007 and amended quarterly reports on Forms 10-Q/A for the quarters ended December 31, 2006 and March 31, 2007, Beazer Homes USA, Inc. issued a press release summarizing the impact of the restatement of certain prior periods’ financial statements.  The press release also included earnings and results of operations for the quarter and year ended September 30, 2007.  A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits

99.1	Press Release dated May 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: May 12, 2008	By:	/s/Allan P. Merrill
Allan P. Merrill
Executive Vice President and
Chief Financial Officer